SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report:  February 4, 2009

(Date of earliest event reported)

First Regional Bancorp

(Exact name of registrant as specified in its charter)

California	000-10232	95-3582843
(State of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

1801 Century Park East, Suite 800

Los Angeles, California  90067

(Address of principal executive offices, including zip code)

(310) 552-1776

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

(a)                                  First Regional Bancorp issued a press release on February 4, 2009 announcing its financial results for the quarter and year ended December 31, 2008.  The press release is furnished as Exhibit 99 and is hereby incorporated by reference in its entirety.

Item 7.01                                             Regulation FD Disclosure.

Executive management of First Regional Bancorp has provided the following information in response to questions received from securities analysts and others.

First Regional has stated that it meets all financial ratio requirements for “Well Capitalized” status.  What are those standards, and how do First Regional’s capital ratios compare to the standards?

Under the Prompt Corrective Action program, banking regulators have established different levels of capital adequacy based on the capital ratios of financial institutions.  The highest capital level under this program is “Well Capitalized.”  The computation of the December 31, 2008 capital ratios of First Regional Bancorp and its subsidiary, First Regional Bank, along with the Well Capitalized ratio standards are as follows:

		Well	First	First
		Capitalized	Regional	Regional
		Standard	Bancorp	Bank

	Equity Capital		150,970,000	225,085,000
	Less: Unrealized Gains		-303,000	-303,000
	Plus: Trust Preferred Securities Qualifying as Tier I Capital		50,222,333	0
Line 1	Tier I Capital		200,889,333	224,782,000
	Plus: Trust Preferred Securities Qualifying as Tier II Capital		42,278,000	0
	Plus: Portion of Loan Loss Reserve Qualifying as Tier II Capital		31,952,000	31,938,000
Line 2	Total Capital		275,119,333	256,720,000

Line 3	Average Total Assets		2,439,628,000	2,437,989,000
Line 4	Average Risk-weighted Assets		2,520,813,000	2,518,894,000

	Tier I Leverage Ratio
	(Line 1 / Line 3)	5.00%	8.23%	9.22%

	Tier I Capital Ratio
	(Line 1 / Line 4)	6.00%	7.97%	8.92%

	Total Capital Ratio
	(Line 2 / Line 4)	10.00%	10.91%	10.19%

Did First Regional participate in the Treasury Department’s Capital Purchase Program?

The Company thoroughly examined the Capital Purchase Program of the Treasury’s Troubled Assets Relief Program (the “TARP Capital Program”), under which the Federal government injects capital into financial institutions through the purchase of preferred stock and warrants.  Since both the Company and First Regional Bank already exceed all financial ratio requirements for “Well Capitalized” status, neither the significant dilution that would result from the issuance of the warrants nor the costs related to the preferred stock appeared to be justified.  Accordingly, First Regional did not seek capital under the TARP Capital Program.

Does First Regional anticipate involvement in other government programs relating to the Emergency Economic Stabilization Act?

First Regional is monitoring the many programs which continue to emerge as part of the Federal government’s efforts to stabilize and strengthen the nation’s economy.   All programs are evaluated based on their applicability to First Regional, and whether they will provide benefit to the Company and its shareholders.  The Company’s subsidiary, First Regional Bank, is participating in the program to provide full deposit insurance coverage of non-interest bearing deposit transaction accounts under the FDIC’s Temporary Liquidity Guarantee Program.  As neither the Company nor First Regional Bank anticipate issuing qualifying debt, they will not participate in the debt guarantee portion of the Temporary Liquidity Guarantee Program

First Regional has reported its total “non-performing assets” and loans past due 30 to 89 days.  Can you provide an update on the composition and status of these items?

Per banking industry convention, non-performing assets consist of loans past due 90 or more days and still accruing interest, loans on non-accrual status, and other real estate owned (“OREO”).  As of December 31, 2008 First Regional’s non-performing assets were as follows:

Amount	Status	Asset Type	Collateral

3,734,400		OREO	105 acres of residential land in Riverside County, California
5,290,400		OREO	18 acres of residential land in Riverside County, California
3,345,000	Nonaccrual	Land Loan	Residential land (for 34 units) in Los Angeles County, California
20,744,204	Nonaccrual	Construction Loan	Condominium project in Spring Valley (San Diego County) California
3,930,467	Nonaccrual	Construction Loan	Luxury residence in Tarzana (Los Angeles County) California
8,081,850		OREO	Condominium conversion in San Diego County, California
3,050,000		OREO	23 acres of residential land in Silverdale, Washington
3,647,800		OREO	Apartment building in San Diego County, California
1,990,000	Nonaccrual	Loan to Individual	Unsecured
3,118,500	Nonaccrual	Construction Loan	Condominium project in Bakersfield (Kern County), California
832,780	Nonaccrual	CRE Loan	Retail center in Maricopa County, Arizona
1,006,877	Nonaccrual	CRE Loan	Retail center in Maricopa County, Arizona
1,036,765	Nonaccrual	CRE Loan	Retail center in Maricopa County, Arizona
1,016,190	Nonaccrual	CRE Loan	Retail center in Maricopa County, Arizona
16,575,000	Nonaccrual	Land Loan	9 acres of residential land in Los Angeles County, California
1,500,000	Nonaccrual	Loan to Company	Unsecured
1,741,265	Nonaccrual	Land Loan	11.62 acres of residential land in San Bernardino County, California
845,000	Nonaccrual	Land Loan	1.95 acres of residential land in Riverside County, California
1,100,000	Nonaccrual	CRE Loan	13.74 Acres of industrial land in Whatcom County, Washington
7,096,050	Nonaccrual	Residential Loan	Luxury residence in Newport Beach (Orange County) California
1,968,037	Nonaccrual	Loan to Individual	Unsecured
1,609,617	Nonaccrual	Loan to Company	Unsecured
1,284,636	Nonaccrual	CRE Loan	110,000 S.F. warehouse in Whatcom County, Washington
23,679,400	Nonaccrual	Construction Loan	Apartment building in Santa Barbara County, California

2,244,655	Nonaccrual	Construction Loan	3 single family residences in Santa Barbara County, California
898,363	Nonaccrual	CRE Loan	Retail center in Maricopa County, Arizona
9,180,000	Nonaccrual	CRE Loan	29 Acre Commercial Property in Murray, Utah
193,480	Nonaccrual	Loan to Individual	Unsecured
4,340,000	90+ days past due	CRE Loan	Apartment building in Los Angeles County, California
8,512,500	90+ days past due	Land Loan	82,000 S.F. of residential land in Los Angeles County, California
3,562,024	90+ days past due	Land Loan	29,000 S.F. of residential land in Los Angeles County, California
2,125,000	90+ days past due	Land Loan	18,000 S.F. of residential land in Los Angeles County, California

149,280,260	Gross Non-performing Assets
26,790,838	Less: prior writedowns
1,533,544	Less: writedowns this period
120,955,878	Reported Non-performing Assets

As indicated above, most of First Regional’s nonperforming assets at December 31, 2008 were secured by or consisted of real property.  The value of that real property serves to mitigate potential losses that may otherwise result from a nonperforming asset.  In addition, applicable accounting standards require the Company to evaluate property values periodically relative to their carrying value on the Company’s books or the loans which that property secures.  Accordingly, based on current estimates of property values discounted for anticipated costs of sale and other qualitative factors, the loss potential associated with the Company’s nonperforming assets has already been recognized and is reserved for in the Company’s financial statements.

First Regional’s loans which were 30 to 89 days past due as of December 31, 2008 were as follows:

Amount	Status	Asset Type	Collateral

647,106	Past Due 30-89 days	Land Loan	9 acres of residential land in Los Angeles County, California
9,375,000	Past Due 30-89 days	Construction Loan	Condominium project in San Diego County, California
3,469,308	Past Due 30-89 days	Construction Loan	Condominium project in Los Angeles County, California
3,476,557	Past Due 30-89 days	Construction Loan	Condominium project in Los Angeles County, California
4,281,967	Past Due 30-89 days	Construction Loan	Condominium project in Los Angeles County, California

2,475,000	Past Due 30-89 days	Land Loan	29,000 SF of residential land in Los Angeles County, California
24,220,912	Past Due 30-89 days	Loan to Company	Unsecured
2,217,885	Past Due 30-89 days	CRE Loan	Apartment building in Orange County, California
3,450,000	Past Due 30-89 days	Land Loan	29,000 SF of residential land in Los Angeles County, California
735,000	Past Due 30-89 days	Land Loan	30,000 SF residential land in Ventura County, California
800,000	Past Due 30-89 days	Land Loan	4.76 acres of residential land in Los Angeles County, California
14,476,201	Past Due 30-89 days	Construction Loan	Condominium project in Los Angeles County, California
6,953,069	Past Due 30-89 days	Construction Loan	Condominium project in Los Angeles County, California
7,632,787	Past Due 30-89 days	CRE Loan	Apartment building in Santa Clara County, California
4,760,548	Past Due 30-89 days	Loan to Company	Unsecured
224,829	Past Due 30-89 days	Loan to Individual	Unsecured
3,014,100	Past Due 30-89 days	CRE Loan	Apartment building in Los Angeles County, California
6,107,500	Past Due 30-89 days	CRE Loan	Apartment building in Los Angeles County, California
2,050,000	Past Due 30-89 days	CRE Loan	Apartment building in Los Angeles County, California
3,709,932	Past Due 30-89 days	CRE Loan	Apartment building in Los Angeles County, California
7,068,259	Past Due 30-89 days	CRE Loan	Apartment building in Los Angeles County, California
1,642,000	Past Due 30-89 days	Land Loan	16,000 SF of residential land in Los Angeles County, California

112,787,960	Gross Other Delinquent Loans
0	Less: prior writedowns
112,787,960	Reported Other Delinquent Loans

First Regional’s time deposits experienced significant growth over the past twelve months.  What is the reason for this increase?

The growth in First Regional’s time deposits reflects the Company’s decision to increase deposits obtained from under-represented sources such as time deposits.  Historically, the Company has not competed aggressively for such deposits, since the cost of time deposits is typically higher than the costs of the Company’s other funding sources.  In the second quarter of 2008, however, the Company made the decision to seek more time deposits in order to reduce the utilization of supplemental funding sources (such as advances from the Federal Home Loan Bank) in order to hold such supplemental sources in reserve to deal with possible future funding needs.  This program continued in the third quarter of 2008.  The increase in time deposits was accomplished by quoting more competitive interest rates than had previously been the Company’s practice, and while the cost of the deposits is higher than the supplemental funding sources which they replaced, the rates paid remained at the low end of the market for such deposits.

Item 9.01                                             Financial Statements and Exhibits

(d)                                 Exhibits

99                                    Press Release of First Regional Bancorp, dated February 4, 2009, announcing financial results for the year and quarter ended December 31, 2008.

This report includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  All statements, other than statements of historical fact, included herein may constitute forward-looking statements.  Although First Regional believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct.  Important factors that could cause actual results to differ materially from First Regional’s expectations include fluctuations in interest rates, inflation, government regulations, and economic conditions and competition in the geographic and business areas in which First Regional conducts its operations.

Statements made herein are made as of the date hereof only.  The Company shall have no obligation to update information and forward-looking statements presented herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 10, 2009

FIRST REGIONAL BANCORP

By:	/s/ Thomas E. McCullough
Thomas E. McCullough
Corporate Secretary